UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2021

Janus International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices) (Zip Code)

(866) 562-2580

(Registrant’s Telephone Number, Including Area Code)

Janus Parent, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	JBI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Janus International Group, Inc. (the “Company”), filed on June 11, 2021 (the “Original Form 8-K”). Following the initial filing of the Original Form 8-K, the registrant discovered certain scrivener’s errors in Item 2.01, Item 5.01 and the unaudited pro forma condensed combined financial information included as Exhibit 99.3 to the Original Form 8-K. The registrant is filing this Form 8-K/A to correct the scrivener’s errors. No other changes to the Original Form 8-K have been made.

Introductory Note

On June 7, 2021, Janus International Group, Inc. (“Janus” or “Parent”) and Juniper Industrial Holdings, Inc. (“Juniper”) announced that the transactions contemplated by the previously announced Business Combination Agreement (as defined below) were consummated. In connection with the closing of the business combination, the registrant changed its name from Janus Parent, Inc. to Janus International Group, Inc.

Item 1.01.	Entry into Material Definitive Agreement.

As disclosed under the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning at page 77 of the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “Commission”) on May 7, 2021 by Parent, Parent entered into a Business Combination Agreement, dated as of December 21, 2020 (the “Business Combination Agreement”), by and among Parent, Juniper, JIH Merger Sub, Inc. (“JIH Merger Sub”), Jade Blocker Merger Sub 1, Inc. (“Blocker Merger Sub 1”), Jade Blocker Merger Sub 2, Inc. (“Blocker Merger Sub 2”), Jade Blocker Merger Sub 3, Inc. (“Blocker Merger Sub 3”), Jade Blocker Merger Sub 4, Inc. (“Blocker Merger Sub 4”), Jade Blocker Merger Sub 5, Inc. (“Blocker Merger Sub 5,” and, together with Blocker Merger Sub 1, Blocker Merger Sub 2, Blocker Merger Sub 3 and Blocker Merger Sub 4, the “Blocker Merger Subs” and together with Juniper, JIH Merger Sub, and Parent, the “Parent Parties”), Clearlake Capital Partners IV (AIV-Jupiter) Blocker, Inc. (“Blocker 1”), Clearlake Capital Partners IV (Offshore) (AIV-Jupiter) Blocker, Inc. (“Blocker 2”), Clearlake Capital Partners V (AIV-Jupiter) Blocker, Inc. (“Blocker 3”), Clearlake Capital Partners V (USTE) (AIV-Jupiter) Blocker, Inc. (“Blocker 4”), Clearlake Capital Partners V (Offshore) (AIV-Jupiter) Blocker, Inc. (“Blocker 5,” and, together with Blocker 1, Blocker 2, Blocker 3 and Blocker 4, the “Blockers”), Janus Midco, LLC (“Midco”), Jupiter Management Holdings, LLC, Jupiter Intermediate Holdco, LLC, J.B.I., LLC, and Cascade GP, LLC, solely in its capacity as equityholder representative.

The Business Combination Agreement provided for (a) JIH Merger Sub to be merged with and into Juniper with Juniper being the surviving corporation in the business combination and a wholly owned subsidiary of Parent, (b) each of the Blocker Merger Subs to be merged with and into the corresponding Blockers with such Blocker being the surviving corporation in each such business combination and a wholly owned subsidiary of Parent, (c) each other equityholder of Midco to contribute or sell, as applicable, all of its equity interests in Midco to Parent in exchange for cash and/or shares of common stock of Parent (“Parent common stock”) and (d) Parent to contribute all of the equity interests in Midco acquired pursuant to the foregoing transactions to Juniper (the transactions contemplated by the foregoing clauses (a)-(d) together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”) such that, as a result of the consummation of the Transactions, Midco became a wholly owned subsidiary of Juniper.

Item 2.01 of this Report discusses the consummation of the Transactions and various other transactions and events contemplated by the Business Combination Agreement which took place on June 7, 2021 (the “Closing”) and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 3, 2021, Juniper held a special meeting of stockholders (the “Special Meeting”) at which the Juniper stockholders considered and adopted, among other matters, the Business Combination Agreement. On June 7, 2021, the parties consummated the Transactions.

At the Special Meeting, holders of 11,150 shares of Juniper common stock that were originally sold in its initial public offering (the “public shares”) exercised their rights to have such shares redeemed for cash in connection with the business combination.

70,270,400 shares of Parent common stock were issued to the existing equity holders of Midco at the Closing. Each outstanding share of common stock of Juniper was converted into one share of Parent common stock. The outstanding warrants of Juniper automatically entitle the holders to purchase shares of Parent common stock upon consummation of the Transactions.

Immediately after giving effect to the Transactions (including as a result of the conversions described above), there were 136,384,250 shares of Parent common stock and 27,400,000 Parent warrants issued and outstanding. Upon the Closing, Juniper’s common stock, warrants and units ceased trading, and shares of Parent common stock and Parent warrants began trading on the New York Stock Exchange (“NYSE”) under the symbols “JBI” and “JBI WS,” respectively. As of the Closing, the pre-combination equity holders of Midco owned approximately 51.4% of the outstanding shares of Parent common stock and the former stockholders of Juniper (excluding the PIPE investors) owned approximately 30.2% of the outstanding shares of Parent common stock.

As noted above, the per share conversion price of approximately $10.05 for holders of public shares electing conversion was paid out of Juniper’s trust account, which had a balance immediately prior to the Closing of approximately $347 million. Following the payment of redemptions and after giving effect to the $250.0 million PIPE financing described below, Juniper had approximately $347 million of available cash for disbursement in connection with the Transactions. Of these funds, approximately $62.8 million was used to pay certain transaction expenses and $545.4 million was paid to Midco and Blocker Sellers as cash consideration in accordance with the Business Combination Agreement.

Amendments to the Sponsor Letter Agreement and Sponsor Registration and Stockholder Rights Agreement

In connection with the Closing, Juniper, Juniper Industrial Sponsor, LLC (the “Sponsor”) and the other parties to the Sponsor Letter Agreement, dated November 7, 2019 (the “Sponsor Letter Agreement”), entered into an amendment to the Sponsor Letter Agreement (the “Sponsor Letter Agreement Amendment”) pursuant to which (i) all references to “Founder Shares” or “Common Stock” (each as defined in the Sponsor Letter Agreement) were replaced with references to Parent common stock, (ii) all references to “Private Placement Warrants” (as defined in the Sponsor Letter Agreement) were replaced with references to Parent warrants and (iii) Parent received third-party beneficiary rights to enforce certain rights and obligations of the Sponsor Letter Agreement.

In connection with the Closing, Juniper, the Sponsor and the other parties to the Sponsor Registration and Stockholders Rights Agreement, dated November 13, 2019 (the “Sponsor Registration and Stockholders Rights Agreement”), entered into an amendment to the Sponsor Registration and Stockholders Rights Agreement (the “Sponsor Registration and Stockholders Rights Amendment”) pursuant to which (i) all references to “Founder Shares” or “Common Stock” (each as defined in the Sponsor Registration and Stockholders Rights Agreement) will be deemed to be references to Parent common stock, (ii) all references to “Private Placement Warrants” and “Working Capital Warrants” (each as defined in the Sponsor Registration and Stockholders Rights Agreement) will be deemed to be references to Parent warrants, (iii) references to the registration rights to which the Sponsor is entitled are appropriately updated for the transaction structure and (iv) certain governance rights included in Article V of the Sponsor Registration and Stockholders Rights Agreement will be removed and the governance rights included in the Investor Rights Agreement will control.

This summary is qualified in its entirety by reference to the text of the Amendment to Sponsor Letter Agreement Amendment and the Sponsor Registration and Stockholder Rights Agreement Amendment, which are included as Exhibits 10.1 and 10.2, respectively, to this Report and are incorporated herein by reference.

Investor Rights Agreement

At the Closing, Parent entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with CCG, the Sponsor, certain stockholders of Juniper and certain former stockholders of Midco with respect to the shares of Parent common stock issued as partial consideration under the Business Combination Agreement. The Investor Rights Agreement includes, among other things, the following provisions:

Registration Rights. Parent is required to file a resale shelf registration statement on behalf of the Parent security holders promptly after the Closing. The Investor Rights Agreement also provides certain demand rights and piggyback rights to the Parent security holders, subject to underwriter cutbacks and issuer blackout periods. Parent shall bear all costs and expenses incurred in connection with the resale shelf registration statement, any demand registration statement, any underwritten takedown, any block trade, any piggyback registration statement and all expenses incurred in performing or complying with its other obligations under the Investor Rights Agreement, whether or not the registration statement becomes effective.

Director Appointment. Subject to certain step down provisions, CCG has the right to nominate four board members (each, a “CCG Director”) and one board observer to the Parent board of directors. CCG retains these nomination rights until, in the case of CCG Director nomination rights, it no longer beneficially owns at least 10% of the total voting power of the then outstanding shares of Parent common stock. The Sponsor has the right to nominate two directors to the initial board (each a “Sponsor Director”). The four CCG Directors, the two Sponsor Directors, the two initial independent directors, and the Chief Executive Officer of Parent will comprise the initial board of directors appointed in connection with the business combination. The Board shall be divided in three classes designated as Class I, Class II and Class III, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders of Parent. One initial independent director, one CCG Director, and the Chief Executive Officer will be nominated as Class I directors with initial terms ending at Parent’s 2022 annual meeting of stockholders; one initial independent director, one CCG Director, and one Sponsor Director will be nominated as Class II directors with initial terms ending at Parent’s 2023 annual meeting of stockholders; and two CCG Directors and one Sponsor Director will be nominated as Class III directors with initial terms ending at Parent’s 2024 annual meeting of stockholders.

This summary is qualified in its entirety by reference to the text of the Investor Rights Agreement, which is included as Exhibit 10.5 to this Report and is incorporated herein by reference.

Indemnification Agreements

In connection with the Closing, Parent entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by Parent of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to Parent or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, the form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Lock-Up Agreement

In connection with the execution of the Business Combination Agreement, Parent entered into a Lock-Up Agreement (the “Lock-Up Agreement”) with CCG, pursuant to which CCG will not be able to (i) transfer Parent warrants beneficially owned or otherwise held by them for a period of 30 days from the Closing and (ii) transfer any other securities of Parent beneficially owned or otherwise held by them for a period of 180 days from the Closing (the “Lock-Up Period”), subject to certain customary exceptions.

This summary is qualified in its entirety by reference to the text of the Sponsor Lock-Up Agreement, which is included as Exhibit 10.4 to this Report and is incorporated herein by reference.

Earnout Agreement

In connection with the Closing, Parent, Sponsor and the other holders of Juniper’s Class B common stock (such holders, together with the Sponsor, the “Class B Holders”) entered into Restricted Stock Agreement (the “Earnout Agreement”), pursuant to which 2,000,000 shares of Parent common stock (the “Earnout Shares”) held by the Class B Holders are subject to certain voting and transfer restrictions until such Earnout Shares vest in accordance with the terms of the Earnout Agreement. Pursuant to the Earnout Agreement, (i) 400,000 Earnout Shares vest and become unrestricted by the terms of the Earnout Agreement at such time as the volume weighted average price (“VWAP”) of a share of Parent common stock exceeds $11.50 (the “Minimum Price”) for any period of 10 trading days out of 20 consecutive trading days and (ii) an additional 1,600,000 Earnout Shares, plus the amount of Earnout Shares to become vested pursuant to clause (i) above vest at such time as the VWAP of a share of Parent common stock exceeds $12.50 (the “Maximum Price”) for any period of 10 trading days out of 20 consecutive trading days.

If Parent undergoes a change of control transaction on or prior to the second anniversary of the Closing, all of the Earnout Shares (to the extent not previously vested) will automatically vest immediately prior to the consummation of such change of control. If Parent undergoes a change of control transaction (or enters into definitive agreements in respect of a change of control transaction) after the second anniversary but prior to the third anniversary of the Closing, then (i) 400,000 Earnout Shares (to the extent not previously vested) will automatically vest immediately prior to such change of control to the extent the per share price of Parent common stock payable to the holders thereof in such change of control exceeds the Minimum Price and (ii) an additional 1,600,000 Earnout Shares, plus the amount of Earnout Shares to become vested pursuant to clause (i) above (to the extent not previously vested) will automatically vest immediately prior to such change of control to the extent the per share of Parent common stock payable to the holders thereof in such change of control exceeds the Maximum Price.

Warrant Agreement

In connection with the Closing and in accordance with the Juniper Warrant Agreement, Parent and Continental Stock Transfer & Trust Company entered into the Parent Warrant Agreement principally to (i) reflect that the warrants issuable thereunder constitute warrants exercisable for Parent common stock (rather than the common stock of Juniper) and (ii) remove provisions in the warrant agreement, dated November 13, 2019, by and between Juniper and Continental Stock Transfer & Trust Company that relate to Juniper’s pre-closing status as a blank check company incorporated for the purpose of acquiring one or more operating businesses through a business combination (including delineations between public warrants, private placement warrants and working capital warrants, provisions related to the issuance of working capital warrants and provisions related to Juniper’s initial public offering)

This summary is qualified in its entirety by reference to the text of the Warrant Agreement, which is included as Exhibit 4.3 to this Report and is incorporated herein by reference.

PIPE Subscription Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, certain institutional accredited investors (the “PIPE Investors”) entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors committed to subscribe for and purchase up to an aggregate of 25,000,000 shares of Parent common stock (the “PIPE Shares”) at a purchase price per share of $10.00 (the “PIPE Investment”). Certain of Parent’s officers and directors committed to purchase an aggregate of 1,000,000 of the PIPE Shares as part of the PIPE Investment.

The PIPE Investment closed on June 7, 2021 and the issuance of an aggregate of 25,000,000 shares of Parent common stock occurred concurrently with the consummation of the Transactions. The sale and issuance was made to accredited investors in reliance on Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

This summary is qualified in its entirety by reference to the Form of PIPE Subscription Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Janus International Group, Inc. 2021 Omnibus Incentive Plan

At the Special Meeting, the shareholders of Juniper approved the Janus International Group, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”) The description of the Incentive Plan set forth in the Proxy Statement/Prospectus section entitled “Proposal No. 2 — Approval of the Janus International Group, Inc. 2021 Omnibus Incentive Plan” beginning on page 111 is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.7 to this Report and is incorporated herein by reference. Following the consummation of the business combination, Janus expects that the Board will make grants of awards under the Incentive Plan to eligible participants.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Juniper was immediately before the Transactions, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Janus, as the successor issuer to Juniper, is providing the information below that would be included in a Form 10 if Janus were to file a Form 10. Please note that the information provided below relates to the combined company after Parent’s acquisition of Midco in connection with the consummation of the Transactions, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Some of the information contained in this Report on Form 8-K, or incorporated herein by reference, constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. These statements can be identified by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intend,” and “continue” or similar words. Investors should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

Parent believes it is important to communicate its expectations to its securityholders. However, there may be events in the future that Parent’s management is not able to predict accurately or over which Parent has no control. The risk factors and cautionary language contained in this Report, and incorporated herein by reference, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including among other things:

•	the ability to maintain the listing of Parent’s securities on a national securities exchange;

•	changes adversely affecting the business in which Parent is engaged;

•	the ongoing impact of the coronavirus pandemic and its effect on Parent or its customers;

•	Parent’s ability to execute on its plans to develop and market new products and the timing of these development programs;

•	Parent’s ability to compete in the highly competitive payment processing industry;

•	the rate and degree of market acceptance of Parent’s solutions and products;

•	Parent’s ability to identify and integrate acquisitions;

•	the performance and security of Parent’s services and products;

•	potential litigation involving Parent;

•	general economic conditions; and

•	the result of future financing efforts.

Undue reliance should not be placed on these forward-looking statements.

Business

The business of Parent is described in the Proxy Statement/Prospectus in the section entitled “Business of Janus” beginning on page 144 and that information is incorporated herein by reference.

Risk Factors

The risks associated with Parent’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 28 and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of Parent. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Janus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 149, which is incorporated herein by reference.

This Report includes (i) the unaudited condensed consolidated financial statements of Janus as of March 27, 2021 and for the three months ended March 27, 2021 and March 28, 2020, (ii) Janus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 27, 2021 and March 28, 2020 and (iii) the unaudited pro forma condensed combined financial information of Juniper and Janus as of and for the three months ended March 31, 2021.

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Closing regarding the beneficial ownership of shares of Parent common stock by:

•	Each person known to be the beneficial owner of more than 5% of the outstanding shares of Parent common stock;

•	Each director and each of Parent’s principal executive officers and two other most highly compensated executive officers; and

•	All current executive officers and directors as a group.

Unless otherwise indicated, Parent believes that all persons named in the table have sole voting and investment power with respect to all shares of Parent common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Parent common stock (2)
Directors and Executive Officers Post-Business combination:
Ramey Jackson	1,580,272	*
Scott Sannes	1,020,691	*
Morgan Hodges	1,094,028	*
Vic Nettie	1,121,999	*
Peter Frayser	226,461	*
José E. Feliciano(3)	52,854,385	38.8%
Colin Leonard	—	—
Roger Fradin(2)	8,520,000	6.26%
Brian Cook(2)	8,520,000	6.26%

David Curtis	6,449,244	4.7%
David Doll	52,513	*
Xavier Gutierrez	—	—
Thomas Szlosek	—	—
All directors and executive officers post-business combination as a group (thirteen individuals)
	72,919,593	53.5%
Five Percent Holders:
Clearlake Capital Group, L.P. (3)	52,854,385	38.8%
José E. Feliciano(3)	52,854,385	38.8%
Juniper Industrial Sponsor, LLC(2)	8,520,000	6.26%
Roger Fradin(2)	8,520,000	6.26%
Brian Cook(2)	8,520,000	6.26%

* less than 1%

(1)	Unless otherwise noted, the business address of each of the directors and executive officers following the business combination is: 135 Janus International Blvd., Temple, GA 30179.
(2)

Excludes 10,150,000 shares which may be purchased by exercising Parent warrants that are not presently exercisable. Roger Fradin and Brian Cook have voting and investment discretion with respect to the shares held of record by the Sponsor and may be deemed to have shared beneficial ownership of the shares of Parent common stock directly held by the Sponsor.

(3)

Shares held of record by Jupiter Intermediate Holdco, LLC, a Delaware limited liability company (“Jupiter”), Clearlake Capital Partners IV (AIV-Jupiter), L.P., a Delaware limited partnership (“CCPIV”), Clearlake Capital Partners IV (AIV-Jupiter) USTE, L.P., a Delaware limited partnership (“CCPIV USTE”), Clearlake Capital Partners IV (Offshore), L.P., a Cayman Islands limited partnership (“CCPIV Offshore”), Clearlake Capital Partners V, L.P., a Delaware limited partnership (“CCPV”), Clearlake Capital Partners V (USTE), L.P., a Delaware limited partnership (“CCPV USTE”), and Clearlake Capital Partners V (Offshore), L.P., a Cayman Islands limited partnership (“CCPV Offshore”). CCPIV, CCPIV USTE and CCPIV Offshore are managed by Clearlake Capital Management IV, L.P., a Delaware limited partnership (“CCMIV”). CCMIV’s general partner is Clearlake Capital Group, L.P., whose general partner is CCG Operations, L.L.C., a Delaware limited liability company (“CCG Ops”). The general partner for each of CCPIV, CCPIV USTE and CCPIV is Clearlake Capital Partners IV GP, L.P., a Delaware limited partnership (“CCPIV GP”). CCPIV GP’s general partner is Clearlake Capital Partners, LLC, a Delaware limited liability company (“CCP”). CCPV, CCPV USTE and CCPV Offshore are managed by Clearlake Capital Management V, L.P., a Delaware limited partnership (“CCMV”). CCMV’s general partner is Clearlake Capital Group, L.P., whose general partner is CCG Ops. The general partner for each of CCPIV, CCPIV USTE and CCPIV is Clearlake Capital Partners V GP, L.P., a Delaware limited partnership (“CCPV GP”). CCPV GP’s general partner is CCP. CCP’s managing member is CCP MM, LLC, a Delaware limited liability company (“CCP MM”). CCPMM’s managing member is CCG Ops. CCG Global LLC, a Delaware liability company (“CCG Global”), is the managing member of CCG Ops. José E. Feliciano and Behdad Eghbali are managers of CCG Global and may be deemed to share voting and investment power of the shares held of record by CCPIV, CCPIV USTE, CCPIV OFFSHORE, CCPV, CCPV USTE AND CCPV OFFSHORE. The address of Messrs. Feliciano and Eghbali and the entities named in this footnote is c/o Clearlake Capital Group, 233 Wilshire Blvd., Suite 800, Santa Monica, California 90401.

Directors and Executive Officers

Parent’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section entitled “Management Following the Business Combination” beginning on page 198 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Parent’s executive officers and directors is described in the Proxy Statement/Prospectus in the section entitled “Executive Compensation” beginning on page 192 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of Parent are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Transactions” beginning on page 223 and are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of Parent common stock began trading on the NYSE under the symbol “JBI” and the Parent warrants began trading on the NYSE under the symbol “JBI WS” on June 8, 2021, subject to ongoing review of Parent’s satisfaction of all listing criteria post-business combination, in lieu of the common stock and warrants of Juniper. Parent has not paid any cash dividends on shares of Parent common stock to date. It is the present intention of Parent’s board of directors to retain all earnings, if any, for use in Parent’s business operations and, accordingly, Parent’s board does not anticipate declaring any dividends in the foreseeable future. The payment of dividends is within the discretion of Parent’s board of directors and will be contingent upon Parent’s future revenues and earnings, as well as its capital requirements and general financial condition.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of shares of Parent common stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Parent’s securities is contained in the Proxy Statement/Prospectus in the section entitled “Description of Securities” beginning on page 206 and is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure under Item 1.02 of this Report concerning Parent’s entry into indemnification agreements with each of its directors and executive officers as of the Closing Date, which is incorporated herein by reference.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreement, the form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure contained in Item 4.01 of this Report, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of Parent and its affiliates.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 above with respect to the PIPE Investment is incorporated herein by reference. The securities issued in connection with the PIPE Investment were not registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon the Closing, Janus filed its certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted its bylaws (the “Bylaws”). Reference is made to the disclosure described in the Proxy Statement and Prospectus in the section titled “Description of Securities,” which is incorporated herein by reference.

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 7, 2021, the Board approved the engagement of BDO USA, LLP (“BDO”) as Parent’s independent registered public accounting firm to audit Parent’s consolidated financial statements for the year ending January 1, 2022. BDO served as the independent registered public accounting firm of Janus prior to the business combination. Accordingly, Marcum, LLP (“Marcum”), Juniper’s independent registered public accounting firm prior to the business combination, was informed that it would be not be retained to serve as Parent’s independent registered public accounting firm following completion of the business combination.

Marcum’s report on Juniper’s financial statements as of December 31, 2020 and December 31, 2019 and for the year ended December 31, 2020 and for the period from August 12, 2019 (inception) through December 31, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report contained an explanatory paragraph in which Marcum expressed substantial doubt as to Juniper’s ability to continue as a going concern if it did not complete a business combination by November 13, 2021. During the period of Marcum’s engagement by Juniper, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

Parent provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Report and requested that Marcum furnish a letter addressed to the Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement and Prospectus in the section titled “Proposal No. 1 – The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K (this “Report”), which is incorporated herein by reference.

Immediately after giving effect to the business combination, there were 136,384,250 shares of Janus’ common stock outstanding. As of such time, our executive officers and directors and their affiliated entities held 53.5% of our outstanding shares of common stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Transactions, and in accordance with the terms of the Business Combination Agreement, each incumbent director of Juniper ceased serving in such capacities. Brian Cook and Roger Fradin, the former directors of Juniper, were appointed as directors of Janus.

Upon the consummation of the Transactions, Janus established three board committees: audit committee, compensation committee and nominating and corporate governance committee. Messrs. Gutierrez, Szlosek and Doll were appointed to serve on Janus’s audit committee, with Mr. Gutierrez serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Messrs. Feliciano, Leonard and Fradin were appointed to serve on Janus’s compensation committee, with Mr. Feliciano serving as the chair. Messrs. Leonard, Doll and Fradin were appointed to serve on Janus’s nominating and corporate governance committee, with Mr. Leonard serving as the chair.

A description of the compensation of the directors of Janus and of Juniper before the consummation of the business combination is set forth in the Proxy Statement and Prospectus in the section titled “Management Following the Business Combination—Officer and Director Compensation Following the Business Combination” and “Information about JIH—Officer and Director Compensation,” respectively, and that information is incorporated herein by reference. Following the business combination, non-employee directors will receive varying levels of compensation for their services as directors and members of committees of the board of directors. Janus anticipates determining director compensation in accordance with industry practice and standards.

Additionally, upon consummation of the Transactions, Ramey Jackson was appointed as Janus’s Chief Executive Officer; Scott Sannes was appointed as Chief Financial Officer; Morgan Hodges was appointed as Executive Vice President; Vic Nettie was appointed as Vice President of Manufacturing; Peter Frayser was appointed as Vice President of Sales and Estimating; and José E. Feliciano was appointed as Chairman of the Board of Directors.

A description of the compensation of the named executive officers of Janus before the consummation of the business combination is set forth in the Proxy Statement and Prospectus in the section titled “Executive Compensation” and that information is incorporated herein by reference.

Reference is made to the disclosure described in the Proxy Statement and Prospectus in the section titled “Management Following the Business Combination” beginning on page 198 for biographical information about each of the directors and officers following the Transactions, which is incorporated herein by reference.

The information set forth under Item 1.01. Entry into a Material Definitive Agreement—Janus Parent, Inc. Omnibus Incentive Plan of this Report is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Transactions, Juniper ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 77, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Report.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial Statements.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-39, which information is incorporated herein by reference.

The unaudited condensed consolidated financial statements of Janus as of March 27, 2021 and for the three months ended March 27, 2021 and March 28, 2020, and the related notes thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference. Janus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 27, 2021 and March 28, 2020 is attached hereto as Exhibit 99.2 and are incorporated by reference.

(b) Pro forma financial information.

Certain unaudited pro forma condensed combined financial information is attached hereto as exhibit 99.3.

(d) Exhibits.

Exhibit	Description

2.1	Business Combination Agreement, dated December 21, 2020, by and among Juniper Industrial Holdings, Inc., Janus Parent, Inc., Janus Midco, LLC, Jupiter Management Holdings, LLC, Jupiter Intermediate Holdco, LLC and the other parties named therein (included as Annex A to the definitive Proxy Statement/Prospectus filed on May 7, 2021).

3.1	Certificate of Incorporation of Janus International Group, Inc., filed with the Secretary of State of the State of Delaware on June 7, 2021.

3.2	Bylaws of Janus International Group, Inc.

4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form S-4 filed by Janus Parent, Inc. on February 8, 2021).

4.2	Specimen Warrant Certificate (included in Exhibit 4.3).

4.3	Warrant Agreement, dated June 7, between Continental Stock Transfer & Trust Company and Janus International Group, Inc.

10.1	Letter Agreement Amendment, dated June 7, 2021, between Juniper Industrial Holdings, Inc. and Juniper Industrial Sponsor, LLC and each of the officers and directors of Juniper Industrial Holdings, Inc.

10.2	Registration and Stockholder Rights Agreement Amendment, dated June 7, 2021, between Juniper Industrial Holdings, Inc., Juniper Industrial Sponsor, LLC and certain directors of Juniper Industrial Holdings, Inc.

10.3	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.7 of the Registration Statement on Form S-4 filed by Janus Parent, Inc. on February 8, 2021).

10.4	Sponsor Lock-Up Agreement.

10.5	Investor Rights Agreement.

10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.7 of the Registration Statement on Form S-1 filed by Juniper Industrial Holdings, Inc. on October 18, 2019, as amended (File No. 333-234264).

10.7	Janus Parent, Inc. Omnibus Incentive Plan (incorporated by reference to Annex B of Amendment No. 4 to the Registration Statement on Form S-4 filed by Janus Parent, Inc. on April 26, 2021).

16.1	Letter of Marcum, LLP.

99.1	Unaudited condensed consolidated financial statements of Janus as of March 27, 2021, and for the three months ended March 27, 2021 and March 28, 2020.

99.2	Janus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 27, 2021 and March 28, 2020.

99.3	Unaudited pro forma financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Scott Sannes
Name: Title:	Scott Sannes Chief Financial Officer